UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2020 (November 9, 2020)

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, NY 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Bristol-Myers Squibb Contingent Value Rights	BMY RT	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 13, 2020, Bristol-Myers Squibb Company (the “Company”) completed the public offering (the “Offering”) of  (i) $1,500,000,000 aggregate principal amount of 0.537% Notes due 2023, (ii) $1,000,000,000 aggregate principal amount of 0.750% Notes due 2025, (iii) $1,000,000,000 aggregate principal amount of 1.125% Notes due 2027, (iv) $1,250,000,000 aggregate principal amount of 1.450% Notes due 2030, (v) $750,000,000 aggregate principal amount of 2.350% Notes due 2040 and (vi) $1,500,000,000 aggregate principal amount of 2.550% Notes due 2050 (collectively, the “Notes”).

The Notes were sold pursuant to an underwriting agreement, dated November 9, 2020 (the “Underwriting Agreement”), among the Company and the underwriters named therein (the “Underwriters”). The Offering was made pursuant to, and in accordance with the terms and subject to the conditions set forth in, a Prospectus Supplement, dated November 9, 2020 and filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2020 (the “Prospectus Supplement”), and the Prospectus dated September 12, 2018, filed as part of the shelf registration statement (File No. 333-227304) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on September 12, 2018.

The Notes are governed by and were issued pursuant to that certain Indenture, dated as of June 1, 1993 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon, as trustee, as supplemented by the Twelfth Supplemental Indenture, dated as of November 13, 2020 (the “Twelfth Supplemental Indenture” and, the Base Indenture as so supplemented, the “Indenture”). The Indenture contains customary covenants and restrictions, including covenants that require the Company to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or merge or consolidate with another entity. The Indenture also provides for customary events of default.

The Offering was conducted in connection with the previously announced proposed acquisition (“Acquisition”) of MyoKardia, Inc. (“MyoKardia”), which is expected to close in the fourth quarter of 2020. The Company intends to use the net proceeds of the Offering to fund a portion of the aggregate cash consideration payable to MyoKardia shareholders in connection with the Acquisition and to pay related fees and expenses, with any remaining proceeds being used for general corporate purposes. The Offering is not conditioned upon the consummation of the Acquisition.  However, if (i) the Acquisition has not been consummated on or prior to June 30, 2021 or (ii) prior to such date, the Company notifies the trustee in respect of the Notes that the Company will not pursue the consummation of the Acquisition, then the Company will be required to redeem all outstanding Notes at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the applicable special mandatory redemption date.

The 2023 Notes will bear interest at a rate of 0.537% per annum and will mature on November 13, 2023. The 2025 Notes will bear interest at a rate of 0.750% per annum and will mature on November 13, 2025. The 2027 Notes will bear interest at a rate of 1.125% per annum and will mature on November 13, 2027. The 2030 Notes will bear interest at a rate of 1.450% per annum and will mature on November 13, 2030. The 2040 Notes will bear interest at a rate of 2.350% per annum and will mature on November 13, 2040. The 2050 Notes will bear interest at a rate of 2.550% per annum and will mature on November 13, 2050.

Interest on the Notes will be payable on May 13 and November 13 of each year, beginning on May 13, 2021.

At any time prior to the applicable Par Call Date (as specified in the Twelfth Supplemental Indenture) with respect to the 2025 Notes, 2027 Notes, 2030 Notes, 2040 Notes and the 2050 Notes, the Company may at its option redeem such series of Notes, in each case, in whole or from time to time in part at an applicable redemption price equal to the greater of (1) 100% of the principal amount of such series of Notes to be redeemed or (2) as calculated by the Reference Treasury Dealer (as defined in the Twelfth Supplemental Indenture), the sum of the present values of the remaining scheduled payments for principal and interest on the Notes to be redeemed that would be due if the Notes to be redeemed matured on the applicable Par Call Date (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the sum of the Treasury Rate (as defined in the Twelfth Supplemental Indenture) plus the applicable make-whole premium (as specified in the Twelfth Supplemental Indenture), and any accrued and unpaid interest thereon to, but not including the applicable date of redemption.

At any time after the applicable Par Call Date, the Company may redeem in whole or in part, at its option, the 2023 Notes, the 2025 Notes, the 2027 Notes, the 2030 Notes, the 2040 Notes and the 2050 Notes at an applicable redemption price equal to 100% of the principal amount of such series of Notes, and any accrued and unpaid interest thereon to, but not including the applicable date of redemption. The 2023 Notes are not redeemable prior to November 13, 2021.

Please refer to the Prospectus Supplement for additional information regarding the Offering and the terms and conditions of the Notes. The description of the Underwriting Agreement, the Base Indenture, the Twelfth Supplemental Indenture and the Notes contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Twelfth Supplemental Indenture and the Notes. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference. The Base Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated May 27, 1993 and filed on June 3, 1993 and the terms of which are incorporated herein by reference. The Twelfth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference. The forms of Notes are filed as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of the dates specified therein, were solely for the benefit of the parties thereto and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company and its subsidiaries. Moreover, information concerning the subject matter of any representations, warranties and covenants may change after the dates of the Underwriting Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Certain of the financial institutions party to the Underwriting Agreement, either directly or through affiliates, have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services in the ordinary course of business for the Company and in connection with the Acquisition for which they have received, and will receive, customary fees and commissions.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On November 9, 2020, the Company issued a press release announcing the pricing of the Notes. A copy of the related press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 9, 2020, among Bristol-Myers Squibb Company and the underwriters named therein.
4.1	Twelfth Supplemental Indenture, dated as of November 13, 2020, by and between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993.
4.2	Form of $1,500,000,000 0.537% Notes due 2023 (included as Exhibit A to Exhibit 4.1).
4.3	Form of $1,000,000,000 0.750% Notes due 2025 (included as Exhibit B to Exhibit 4.1).
4.4	Form of $1,000,000,000 1.125% Notes due 2027 (included as Exhibit C to Exhibit 4.1).
4.5	Form of $1,250,000,000 1.450% Notes due 2030 (included as Exhibit D to Exhibit 4.1).
4.6	Form of $750,000,000 2.350% Notes due 2040 (included as Exhibit E to Exhibit 4.1).
4.7	Form of $1,500,000,000 2.550% Notes due 2050 (included as Exhibit F to Exhibit 4.1).
5.1	Opinion of Kirkland & Ellis LLP.
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).
99.1	Press release of Bristol-Myers Squibb Company, dated November 9, 2020.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 9, 2020, among Bristol-Myers Squibb Company and the underwriters named therein.
4.1	Twelfth Supplemental Indenture, dated as of November 13, 2020, by and between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993.
4.2	Form of $1,500,000,000 0.537% Notes due 2023 (included as Exhibit A to Exhibit 4.1).
4.3	Form of $1,000,000,000 0.750% Notes due 2025 (included as Exhibit B to Exhibit 4.1).
4.4	Form of $1,000,000,000 1.125% Notes due 2027 (included as Exhibit C to Exhibit 4.1).
4.5	Form of $1,250,000,000 1.450% Notes due 2030 (included as Exhibit D to Exhibit 4.1).
4.6	Form of $750,000,000 2.350% Notes due 2040 (included as Exhibit E to Exhibit 4.1).
4.7	Form of $1,500,000,000 2.550% Notes due 2050 (included as Exhibit F to Exhibit 4.1).
5.1	Opinion of Kirkland & Ellis LLP.
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).
99.1	Press release of Bristol-Myers Squibb Company, dated November 9, 2020.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: November 13, 2020	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary